UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 21, 2004

PARTY CITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27826	22-3033692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ		07866
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 983-0888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: TRANSCRIPT OF PRESENTATION
EX-99.2: SLIDE PRESENTATION

Item 7.01 Regulation FD Disclosure

     On September 21, 2004, Party City’s Chief Executive Officer, Nancy Pedot, and other members of management spoke at C.L. King & Associates’ “Best Ideas Conference.” A webcast of the Party City presentation is accessible at http://www.wsw.com/webcast/clk/pcty, or on Party City’s website, http://www.partycity.com, until the close of business on Wednesday, September 29, 2004.

     A transcript of Party City’s presentation is attached hereto as Exhibit 99.1 and is incorporated by reference. The slide presentation used in connection with Party City’s presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     The information set forth in this Item 7.01, and the related exhibits set forth in Items 7.01 and 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references such information.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

          A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2004	PARTY CITY CORPORATION
	By:	/s/ Gregg A. Melnick

		Title:	Name: Gregg A. Melnick Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Transcript of Party City’s presentation at C.L. King & Associates’ “Best Ideas Conference.”

99.2	Slide presentation used in connection with Party City’s presentation at C.L. King & Associates’ “Best Ideas Conference.”